                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 1998
                                                         ----------------

                                 ROMTECH, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                                0-27102                     23-2694937
------------                                -------                     ----------
(State or other jurisdiction         (Commission File Number)           (IRS Employer
 of incorporation)                                                      Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                    19047-1833
-----------------------------------------------                    ----------
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On October 12, 1998, RomTech, Inc. (the "Company") issued a press release announcing the Company's unaudited results for the first quarter ended September 30, 1998, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.      None.

         b.      None.

         c.      Exhibits.

                 99.1     Press Release dated October 12, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROMTECH, INC.


                                         By: /s/ Gerald W. Klein
                                             ---------------------------------
                                            Gerald W. Klein, President,
                                            Chief Executive Officer and
                                            Chief Financial Officer

Dated: October 13, 1998